Exhibit 99.1

KNIGHT CAPITAL GROUP APPOINTS MARTIN BRAND, MATTHEW NIMETZ AND FRED TOMCZYK TO BOARD OF DIRECTORS

JERSEY CITY, N.J. (AUGUST 28, 2012) – Knight Capital Group, Inc. (NYSE Euronext: KCG) today announced the appointments of Martin Brand, Matthew Nimetz and Fred Tomczyk to the Board of Directors, effective as of August 27, 2012.

Mr. Brand is a Managing Director at The Blackstone Group with far-reaching experience in international growth investing as well as corporate strategy, finance and oversight. Mr. Nimetz is an Advisory Director at General Atlantic and brings substantial, high-level perspective as an advisor, investor, executive, lawyer and diplomat acquired over more than 40 years in the private and public sectors. Mr. Tomczyk is President and Chief Executive Officer of TD Ameritrade and possesses more than 25 years of experience in the financial services industry encompassing retail brokerage, wealth management, insurance and banking.

“Knight is pleased to add individuals with such deep and varied expertise to the Board of Directors,” said Tom Joyce, Chairman and Chief Executive Officer, Knight Capital Group. “Martin, Matt and Fred understand the simple yet powerful draw of Knight’s deep liquidity, high-quality trade executions and low execution costs. We look forward to sharpening Knight’s competitive strengths to deliver on behalf of clients and shareholders with added insights from our new directors and the experience of the full board.”

The additions of Messrs. Brand, Nimetz and Tomczyk to Knight’s board increases the number of directors to ten.

Biographies

Martin Brand

Director, Knight Capital Group, Inc.

Martin Brand, 37, is a Managing Director at The Blackstone Group, one of the world’s leading investment and advisory firms.

Mr. Brand joined Blackstone in 2003 in the London office and in 2005 transferred to the New York office. He has been involved in the execution of the firm's investments in BankUnited, PBF Energy, Exeter Finance, Cine UK, Kabel BW, Performance Food Group, Kabelnetz NRW, New Skies, NHP, OSUM, Primacom, Sulo, Travelport and Vistar. Prior to Blackstone, Mr. Brand was a derivatives trader in the FICC division of Goldman Sachs in New York and Tokyo. He also worked at McKinsey & Company in London. Mr. Brand currently serves as a Director of Bayview Financial, Travelport, Performance Food Group, Orbitz Worldwide, Exeter Finance and PBF Energy. In addition, he is on the Advisory Board of the Hudson Union Society.

Mr. Brand received a bachelor of arts and master of arts in mathematics and computation from Oxford University, where he graduated with first class honors, as well as a master of business administration from Harvard Business School. He currently serves on the Board of Directors of the Harvard Business School Club of New York.

Matthew Nimetz

Director, Knight Capital Group, Inc.

Matt Nimetz, 73, is an Advisory Director and former Managing Director at General Atlantic, a leading global growth equity firm.

Mr. Nimetz served as Managing Director and Chief Operating Officer of General Atlantic from 2000 through 2011. Prior to that, he was a partner and former chair of Paul, Weiss, Rifkind, Wharton & Garrison in New York, where he practiced corporate, securities, financing and international law from 1980 to 2000. Mr. Nimetz worked at Simpson Thacher & Bartlett from 1969 to 1977 where he rose to partner.

Mr. Nimetz has served the public in a number of capacities, including as a Staff Assistant to President Lyndon Johnson, a law clerk to U.S. Supreme Court Justice John M. Harlan, an Under Secretary of State and Counselor to the U.S. Department of State, and as a Special Envoy to President Bill Clinton to help mediate international disputes. He currently serves as a member of the Council on Foreign Relations and a trustee of the National Committee on American Foreign Policy.

Mr. Nimetz received a bachelor of arts in political science from Williams College and a master of arts in philosophy, politics and economics from Balliol College, Oxford University, where he was a Rhodes Scholar. In addition, he earned a degree from the Harvard Law School, where he was president of the Harvard Law Review.

Fred J. Tomczyk

Director, Knight Capital Group, Inc.

Fred Tomczyk, 56, is the President and Chief Executive Officer of TD Ameritrade Holding Corporation, a leading brokerage serving retail investors and independent registered investment advisors.

Mr. Tomczyk started working with TD Ameritrade in 2006. After first serving as a member of the board of directors and later as chief operating officer, he assumed the role of President and Chief Executive Officer of TD Ameritrade in October 2008. Mr. Tomczyk joined TD Bank Group in 2000 and has served as Vice Chair of corporate operations, Executive Vice President of retail distribution for TD Canada Trust, and President and Chief Executive Officer of wealth management for TD Bank. Prior to TD Bank, he was President and Chief Executive Officer of London Life. He is a Fellow of the Institute of Chartered Accountants of Ontario.

Mr. Tomczyk received a bachelor of arts in applied economic and business management from Cornell University. He currently serves on Cornell's undergraduate business program advisory council.

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About Knight

Knight Capital Group (NYSE Euronext: KCG) is a global financial services firm that provides access to the capital markets across multiple asset classes to a broad network of clients, including broker-dealers, institutions and corporations. Knight is headquartered in Jersey City, N.J. with a global presence across the Americas, Europe, and the Asia Pacific regions. For further information about Knight, please visit www.knight.com.

Starting August 29, 2012, Knight will provide regular updates on Class A Common Shares outstanding at: http://www.knight.com/investorrelations/stockinformation.asp until that time all Series A-1 Preferred Shares and Series A-2 Non-Voting Preferred Shares have converted.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with the August 1, 2012 technology issue that resulted in the Company sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to the Company's capital structure and business as well as actions taken in response thereto and consequences thereof, risks associated with the Company's ability to recover all or a portion of the damages that are attributable to the manner in which NASDAQ OMX handled the Facebook IPO, risks associated with changes in market structure, legislative, regulatory or financial reporting rules, risks associated with the Company's changes to its organizational structure and management and the costs, integration, performance and operation of businesses previously acquired or developed organically, or that may be acquired or developed organically in the future. Readers should carefully review the risks and uncertainties disclosed in the Company's reports with the U.S. Securities and Exchange Commission (SEC), including, without limitation, those detailed under "Certain Factors Affecting Results of Operations" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year-ended December 31, 2011 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and in other reports or documents the Company files with, or furnishes to, the SEC from time to time. This information should also be read in conjunction with the Company's Consolidated Financial Statements and the Notes thereto contained in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2011 and in the Company’s Quarterly Report on Form 10-Q for the quarter-ended June 30, 2012, and in other reports or documents the Company files with, or furnishes to, the SEC from time to time.

CONTACTS

Kara Fitzsimmons                           Jonathan Mairs

Managing Director,                                           Director,

Media Relations                                               Corporate Communications

201-356-1523                                                  & Investor Relations

kfitzsimmons@knight.com                               201-356-1529

                                                                         jmairs@knight.com